SUBJECT TO REVISION
MARKETING MATERIALS DATED JUNE 11, 2002

$[980,000,000] (Approximate)

CIT HOME EQUITY LOAN TRUST 2002-2

HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2

THE CIT GROUP/CONSUMER FINANCE, INC.

Seller and Master Servicer

CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.

Depositor

June 11, 2002

SalomonSmithBarney

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

DISCLAIMER

Attached are the preliminary Marketing Materials describing the structure, collateral pool and certain aspects of CIT Home Equity Loan Trust 2002-2.  The Marketing Materials are for informational purposes only and are subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither The CIT Group/Consumer Finance, Inc., Credit Suisse First Boston Corporation or Salomon Smith Barney Inc., nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Marketing Materials.  Neither this sheet nor the cover sheet are part of the Marketing Materials.

A Registration Statement (including a base prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

PRELIMINARY INFORMATION ONLY

GROUP I CERTIFICATES

Class(3)(4)	Principal Amount ($)(1)	Certificate Type	Expected Rating (Moody's/S&P)	WAL (Yrs) Call/Mat(2)	Principal Window(Mths) Call(2)	Principal Window(Mths) Mat(2)	Final Scheduled Distribution Date

NOT OFFERED CERTIFICATES
AF	581,900,000	SEN/FXD	Aaa/AAA	2.64 / 2.91	1 - 88	1 - 205	Jun 2033
OFFERED CERTIFICATES
MF-1	33,160,000	MEZ/FXD	Aa2/AA	5.09 / 5.69	38 - 88	38 - 159	Feb 2031
MF-2	26,530,000	MEZ/FXD	A2/A	5.07 / 5.59	38 - 88	38 - 144	Dec 2030
BF	21,540,000	SUB/FXD	Baa2/BBB	5.05 / 5.36	37 - 88	37 - 125	Jun 2033
Total:	663,130,000

CLASS A-IO

Class(3)(6)	Notional Amount ($)(1)	Certificate Type	Expected Rating (Moody's/S&P)	WAL (Yrs) Call/Mat(2)	Principal Window(Mths) Call(2)	Principal Window(Mths) Mat(2)	Final Scheduled Distribution Date

OFFERED CERTIFICATES
A-IO	189,840,000	SEN/FXD/IO	Aaa/AAA	0.99 / 0.99	NA	NA	Jun 2003
Total:	189,840,000

GROUP II CERTIFICATES

Class(3)(5)	Principal Amount ($)(1)	Certificate Type	Expected Rating (Moody's/S&P)	WAL (Yrs) Call/Mat(2)	Principal Window(Mths) Call(2)	Principal Window(Mths) Mat(2)	Final Scheduled Distribution Date

OFFERED CERTIFICATES
AV	262,210,000	SEN/FLT	Aaa/AAA	1.97 / 2.08	1 - 88	1 - 171	Jun 2033
MV-1	19,800,000	MEZ/FLT	Aa2/AA	4.85 / 5.14	44 – 88	44 - 143	Dec 2031
MV-2	17,430,000	MEZ/FLT	A2/A	4.65 / 4.90	40 – 88	40 - 132	Nov 2031
BV	17,430,000	SUB/FLT	Baa2/BBB	4.55 / 4.68	38 – 88	38 - 117	Jun 2033
Total:	316,870,000

(1)

The principal balance of each Class of Offered Certificates is subject to a +/– 5% variance.

(2)

See "Group I Pricing Prepayment Speed" and "Group II Pricing Prepayment Speed" herein.

(3)

The Certificates are subject to a 10% Clean–up Call (as described herein).  After the first distribution date on which the Clean–up Call is exercisable, the coupon on the Class AF, Class MF–1, Class MF–2 and Class BF Certificates will increase by 0.50%, the margin on the Class AV Certificates doubles and the margin on the Class MV-1, Class MV-2 and BV increases to 1.5x the original margin.

(4)

The Class AF, Class MF-1, Class MF-2 and Class BF Certificates are expected to be subject to the Group I Net WAC Cap (as described herein).

(5)

The Group II Certificates are subject to the Group II Net WAC Cap (as described herein).

(6)

The Class A-IO Certificate does not have a certificate principal balance but will accrue interest at a rate of 5.00% per annum for 12 months on a scheduled notional amount equal to the lesser of (i) the aggregate principal balance of the loans in Group I and (ii) the notional amount specified in the schedule set forth under "Class A-IO Notional Amount" below.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

SUMMARY OF TERMS

Transaction:	CIT Home Equity Loan Trust 2002-2 Home Equity Loan Asset Backed Certificates, Series 2002-2
Certificates Offered:	$[81,230,000] Group I Certificates (and Class A-IO Certificates with a notional amount of $189,840,000) $[316,870,000] Group II Certificates
Seller and Master Servicer:	The CIT Group/Consumer Finance, Inc.
Depositor:	Credit Suisse First Boston Mortgage Acceptance Corp.
Lead Underwriters:	Credit Suisse First Boston Salomon Smith Barney
Co–Underwriters:	Banc One Capital Markets Goldman Sachs JPMorgan
Trustee:	JPMorgan Chase Bank
Certificate Ratings:

The Certificates are expected to receive ratings from Moody's Investors Service, Inc., and Standard & Poors Ratings Services, a division of The McGraw-Hill Companies, Inc., set forth in the tables on the previous page

Expected Pricing Date:	The week of June 10, 2002
Expected Settlement Date:	June 27, 2002
Distribution Date:	25th of each month, or the next succeeding Business Day (First Payment Date: July 25, 2002)
Cut-Off Date:	June 1, 2002
Group I Pricing Speed:	120% PPC 100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter
Group II Pricing Speed:	30% CPR
Mortgage Loans:

The mortgage pool will consist of mortgage loans that will be divided into Group I, which will consist solely of fixed-rate subprime home equity loans secured by first liens (86.11%) and second liens (13.89%) on mortgaged properties, and Group II, which will consist of adjustable-rate subprime home equity loans secured by 100% first liens on mortgaged properties

Senior Certificates:	Class AF, Class AV and Class A-IO

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Group I Certificates:	Class AF, Class A-IO, Class MF-1, Class MF-2 and Class BF Certificates (all backed by the fixed rate loans)
Group II Certificates:	Class AV, Class MV-1, Class MV-2 and Class BV Certificates (all backed by the adjustable rate loans)
Subordinate Certificates:	Class MF-1, Class MF-2, Class BF, Class MV-1, Class MV-2 and Class BV Certificates
Due Period:	The calendar month preceding the calendar month in which the related Distribution Date occurs
Delay Days:	24 days on Group I Certificates 0 days on Group II Certificates
Day Count:	30/360 on Group I Certificates Actual/360 on Group II Certificates
Accrued Interest:	Group I Certificates settle with accrued interest from June 1, 2002 Group II Certificates settle flat (no accrued interest)
Interest Accrual Period:

With respect to the Group I Certificates the interest accrues during the calendar month preceding the current Distribution Date

With respect to the Group II Certificates interest accrues from the last Distribution Date or the Settlement Date, as applicable, through the day preceding the current Distribution Date

Delivery:	DTC, Euroclear or Cedel
SMMEA Eligibility:	The Class AV Certificates and Class MV-1 Certificates are expected to be SMMEA eligible
ERISA Eligibility:	All Offered Certificates are expected to be ERISA eligible
Tax Status:	One or more REMICs for Federal income tax purposes (exclusive of the Net WAC Cap Carryover Funds)
Optional Termination:

The entire transaction is eligible for clean-up call when the combined outstanding principal balance of both mortgage loan groups reaches 10% of the Cut-Off Date principal balance of such loans.  After the first distribution date on which the clean–up call is exercisable, the coupon on the Class AF, Class MF–1, Class MF–2 and Class BF Certificates will increase by 0.50%, the margin on the Class AV Certificates doubles and the margin on the Class MV-1, Class MV-2 and Class BV Certificates increases to 1.5x the original margin.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Servicing Advances:

The Master Servicer will be required to make an advance of its own funds with respect to delinquent payments of interest on each mortgage loan no later than the day prior to the Distribution Date and in no event earlier than the seventh business day of such month.  The Master Servicer is obligated to make Advances only if in its judgment, such Advances are reasonably recoverable from future payments and collections of the related mortgage loan.  If the Master Servicer determines on any Determination Date to make an Advance, such Advance will be included with the distribution to Certificateholders on the related Distribution Date.

Master Servicing Fee:

The Master Servicer shall be paid a servicing fee of [0.50]% per annum of the principal of each mortgage loan as of the first day of the related Due Period plus any late fees, prepayment fees and other similar fees on the mortgage loans collected by the Master Servicer during the related Due Period.

Compensating Interest:

The Master Servicer will be required to remit any interest shortfalls due to the receipt of less than thirty days of accrued interest with a full prepayment up to the amount of the Master Servicing Fee for the related period.

Group I Net WAC Cap:

As to any distribution date and the Class AF, Class MF-1, Class MF-2, and Class BF Certificates, is the weighted average loan rate of the Group I mortgage loans less (i) the Master Servicing Fee Rate, (ii) any mortgage insurance rates where applicable and (iii) the product of (a) 5.00% per annum and (b) a fraction, the numerator of which is the Class A-IO Notional Amount for that period and the denominator of which is the Group I loan principal balance as of the beginning of that period.

Group II Net WAC Cap:

The Group II Certificate Rates adjust monthly and are equal to the lesser of (a) one month LIBOR plus the applicable margin (the "Formula Rate") and (b) the Group II Net WAC Cap.  The Group II Net WAC Cap will equal the product of (i) the weighted average loan rate of the Group II mortgage loans less the Master Servicing Fee Rate and (ii) 30 divided by the number of days in the related accrual period.

Group I Net WAC Cap Carryover:

As to any Distribution Date, following the first Distribution Date, and the Group I Certificates (other than the Class A-IO Certificates), the sum of (a) the excess, if any, of the related class monthly interest amount, calculated at the applicable certificate rate without regard to the Group I Net WAC Cap, over the class monthly interest amount for the applicable Distribution Date, (b) any Group I Net WAC Cap Carryover remaining unpaid from prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the applicable certificate rate without regard to the Group I Net WAC Cap.

Group II Net WAC Cap Carryover:

As to any Distribution Date and the Group II Certificates the sum of (a) the excess, if any, of the related class monthly interest rate, calculated at the applicable rate without regard to the Group II Net WAC Cap, over the related class monthly interest amount for the related class and Distribution Date, (b) any Group II Net WAC Carryover remaining unpaid from Prior Distribution Dates and (c) one month's interest on the amount in clause (b) calculated at the applicable certificate rate without regard to the Group II Net WAC Cap.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Class Principal Carryover Shortfall:

As to any class of Subordinate Certificates and any Distribution Date, the excess, if any, of (i) the sum of (x) the amount of the reduction in the Certificate Principal Balance of that class of Subordinate Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution Dates over (ii) the amount distributed in respect of the class Principal Carryover Shortfall to such class of Subordinate Certificates on prior Distribution Dates.

Class Interest Carryover Shortfall:

As to any class of Certificates and any Distribution Date, an amount equal to the sum of (1) the excess of the related class monthly interest amount (the amount to which the class is entitled in the absence of any shortfall) for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class from any preceding Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus (2) one month's interest on the excess, to the extent permitted by law, at the related certificate rate.

Senior Principal Distribution Amount:

With respect to each group, prior to the related Stepdown Date or while a Trigger Event is in effect for a group, the related Senior Principal Distribution Amount for the group will equal 100% of the Principal Distribution Amount for the related group.

On or after the related Stepdown Date, assuming a Trigger Event is not in effect for a group, the related Senior Principal Distribution Amount for the group will equal the lesser of (i) the Principal Distribution Amount for the related group and (ii) the excess of the outstanding principal balance of the related Senior Certificates for the group (other than the Class A-IO Notional Amount in the case of Group I) over the lesser of (a) approximately 70.90% for Group I (58.70% for Group II) times the outstanding collateral balance in the related group on the last day of the related Due Period and (b) the outstanding collateral balance in the related group minus the OC Floor amount.

The remaining principal amount for a group, if any, will be allocated to the Subordinate Certificates for that group to maintain their respective Stepdown Percentages.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Class M-1 Principal Distribution Amount:

With respect to each group, (i) prior to the related Stepdown Date and on any Distribution Date thereafter on which a Trigger Event is in effect for the related group, zero if any of the related Senior Certificates (other than the Class A-IO Certificates) remain outstanding; 100% of the Principal Distribution Amount for such group if the related Senior Certificates (other than the Class A-IO Certificates) have been reduced to zero; (ii) following the related Stepdown Date and to the extent a Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the related Senior Certificates (other than the Class A-IO Certificates) after distribution of the related Senior Principal Distribution Amount for the group on the related Distribution Date and (b) the outstanding balance of the related Class M-1 Certificates for the group immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 80.90% for Group I (71.20% for Group II) of the outstanding collateral balance for the related group on the last day of the related Due Period and (b) the outstanding collateral balance for the related group on the last day of the related Due Period minus the OC Floor.

Class M-2 Principal Distribution Amount:

With respect to each group, (i) prior to the related Stepdown Date and on any Distribution Date thereafter on which a Trigger Event is in effect for the related group, zero if any of the related Senior and Class M-1 Certificates remain outstanding (other than the Class A-IO Certificates); 100% of the Principal Distribution Amount for such group if the related Senior and Class M-1 Certificates (other than the Class A-IO Certificates) have been reduced to zero; (ii) following the related Stepdown Date and to the extent a Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the related Senior Certificates (other than the Class A-IO Certificates) and Class M-1 Certificates after distribution of the related Senior and Class M-1 Principal Distribution Amounts, respectively, for the group on the related Distribution Date and (b) the outstanding balance of the related Class M-2 Certificates for the group immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 88.90% for Group I (82.20% for Group II) of the outstanding collateral balance for the related group on the last day of the related Due Period and (b) the outstanding collateral balance for the related group on the last day of the related Due Period minus the OC Floor.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Class B Principal Distribution Amount:

With respect to each group, (i) prior to the related Stepdown Date and on any Distribution Date thereafter on which a Trigger Event is in effect for the related group, zero if any of the related Senior, Class M-1 and Class M-2 Certificates remain outstanding; 100% of the Principal Distribution Amount for such group if the related Senior Certificates (other than the Class A-IO Certificates) and Class M-1 and Class M-2 Certificates have been reduced to zero; (ii) following the related Stepdown Date and to the extent a Trigger  Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the related Senior, Class M-1 and Class M-2  Certificates (other than the Class A-IO Certificates) after distribution of the related Senior, Class M-1 and Class M-2 Principal Distribution Amounts, respectively, for the group on the related Distribution Date and (b) the outstanding balance of the related Class B Certificates for the group immediately prior to the related Distribution Date over (ii) the lesser of (a) approximately 95.40% for Group I (93.20% for Group II) of the outstanding collateral balance for the related group on the last day of the related Due Period and (b) the outstanding collateral balance for the related group on the last day of the related Due Period minus the OC Floor.

Class A-IO Notional Amount:

The Class A-IO Certificates do not have a Certificate Principal Balance but will accrue interest for twelve months at a rate of 5.00% per annum on their Notional Amount. The "Notional Amount" of the Class A-IO Certificates shall be equal to the lesser of (i) the aggregate principal balance of the loans in Group I and (ii) the following schedule:

_____________________________________________

Period

Class A-IO Notional

Amount

______________________________________________

1

189,840,000

2

189,840,000

3

189,840,000

4

189,840,000

5

189,840,000

6

189,840,000

7

189,840,000

8

189,840,000

9

189,840,000

10

189,840,000

11

189,840,000

12

189,840,000

13 and after:

0

_______________________________

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

CREDIT ENHANCEMENT

Excess Interest:	Excess Interest for the related group.
Overcollateralization:

For Group I, the initial overcollateralization amount will equal zero and will build to 2.30% of the original collateral balance for the related group via the application of excess interest. The target overcollateralization level may stepdown to 4.60% of the current collateral balance for Group I after the stepdown date.  For Group II, the initial overcollateralization amount will equal zero and will build to 3.40% of the original collateral balance for Group II via the application of excess interest. The target overcollateralization level may stepdown to 6.80% of the current collateral balance for the related group after the stepdown date.

If a trigger event is in effect, the required overcollateralization amount will not be allowed to step down.  Upon curing the trigger event, the required overcollateralization will be allowed to step down.

OC Floor:	The overcollateralization will be subject to a floor of 0.50% of the original collateral balance for the related group.
Cross Collateralization:	Excess interest from either loan group will be available, if necessary to cover realized losses and build overcollateralization for the benefit of the other loan group.
Subordination:	Subordination of the Class MF-1, MF-2 and BF Certificates for Group I Senior Certificates and subordination of the Class MV-1, MV-2 and BV Certificates for Group II Senior Certificates.
Group I Credit Enhancement Percentages:

                 Target Credit                                             Target Credit Enhancement

                 Enhancement                                                   After Stepdown Date

          Rating

Percent

    Rating

Percent

________________________________________________________________________

Aaa/AAA

14.55%

Aaa/AAA

29.10%

 Aa2/AA

9.55%

  Aa2/AA

19.10%

    A2/A

5.55%

    A2/A

11.10%

Baa2/BBB

2.30%

Baa2/BBB

  4.60%

Group II Credit Enhancement Percentages:

                 Target Credit                                             Target Credit Enhancement

                 Enhancement                                                   After Stepdown Date

          Rating

Percent

    Rating

Percent

________________________________________________________________________

Aaa/AAA

20.65%

Aaa/AAA

41.30%

 Aa2/AA

14.40%

  Aa2/AA

28.80%

   A2/A

8.90%

    A2/A

17.80%

Baa2/BBB

3.40%

Baa2/BBB

  6.80%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Subordination Increase Amount:

With respect to each group, the lesser of (i) the related target overcollateralization amount minus the actual overcollateralization amount of such group and (ii) excess interest that can be applied to repay the outstanding certificate principal balance for such group.

Stepdown Date:

With respect to either group, the earlier to occur of (i) the Distribution Date on which the certificate principal balances of the Senior Certificates for such group have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in July 2005 and (b) the first Distribution Date on which the Senior Certificate principal balance of the group (after taking into account distributions of principal on such Distribution Date) is less than or equal to 70.90% for Group I (58.70% for Group II) of the scheduled principal balances of the mortgage loans in the group.

Group I Delinquency Trigger Event:

For Loan Group I, a Delinquency Trigger Event occurs if the three-month rolling average of the Group I Loans that are 60+ days delinquent exceeds [50]% of the Senior Enhancement Percentage. 60+ delinquent loans includes the sum of all loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy and are 60+ days delinquent.

Group II Delinquency Trigger Event:

For Loan Group II, a Delinquency Trigger Event occurs if the three-month rolling average of the Group II Loans that are 60+ days delinquent exceeds [40]% of the Senior Enhancement Percentage. 60+ delinquent loans includes the sum of all loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy and are 60+ days delinquent.

Group I Cumulative Loss Trigger Event:

Is in effect with respect to any Distribution Date, if the percentage obtained by dividing (x) the aggregate amount of Realized Losses incurred from the Cut-off Date through the last day of the related Due Period by (y) the Stated Principal Balance of the Group I mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

     Distribution Date                                          Loss Percentage

July 2005 – June 2006

[2.25]% for the first month, plus an additional 1/12th of

[1.50]% for each month thereafter.

July 2006 – June  2007

[3.75]% for the first month, plus an additional 1/12th of

[1.00]% for each month thereafter.

July 2007 – June  2008

[4.75]% for the first month, plus an additional 1/12th of

[1.00]% for each month thereafter.

July 2008 and thereafter

[5.75]%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Group II Cumulative Loss Trigger Event:

Is in effect with respect to any Distribution Date, if the percentage obtained by dividing (x) the aggregate amount of Realized Losses incurred from the Cut-off Date through the last day of the related Due Period by (y) the Stated Principal Balance of the Group II mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

     Distribution Date                                          Loss Percentage

July 2005 – June 2006

[3.25]% for the first month, plus an additional 1/12th of

[1.75]% for each month thereafter.

July 2006 – June  2007

[5.00]% for the first month, plus an additional 1/12th of

[1.50]% for each month thereafter.

July 2007 – June  2008

[6.50]% for the first month, plus an additional 1/12th of

[0.75]% for each month thereafter.

July 2008 and thereafter

[7.25]%

_______________________________________________________________

Trigger Event:

For a group, the existence of a Delinquency Trigger Event or a Cumulative Loss Trigger Event with respect to that group.

If a Trigger Event is in effect, the required overcollateralization amount will not be allowed to step down.  Upon curing the trigger event, the required overcollateralization will be allowed to step down.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

INTEREST DISTRIBUTIONS

On each Distribution Date, the interest funds with respect to each group are required to be distributed in the following order of priority until such amounts have been fully distributed:

•

first, to the Master Servicer, the Master Servicing Fee;

•

second, to each class of the Senior Certificates for such group, the class monthly interest amount and any Class Interest Carryover Shortfall for such class on that distribution date; provided, however, if the interest funds for the related group are not sufficient to make a full distribution of the class monthly interest amount and Class Interest Carryover Shortfall with respect to the Senior Certificates of such group, the interest funds for the related group will be distributed pro rata among each such class of the Senior Certificates based on the ratio of:

•

the class monthly interest amount and Class Interest Carryover Shortfall for that class to the total amount of class monthly interest amount and any Class Interest Carryover Shortfall for the Senior Certificates of the group;

•

third, to the Class M-1 Certificates of the group, the class monthly interest amount for that class and distribution date;

•

fourth, to the Class M-2 Certificates of the group, the class monthly interest amount for that class and distribution date;

•

fifth, to the Class B Certificates of the group, the class monthly interest amount for that class and distribution date; and

•

sixth, any remainder will be treated as Excess Interest.

PRINCIPAL DISTRIBUTIONS

On each Distribution Date, the Principal Distribution Amount for that Distribution Date with respect to each group is required to be distributed in the following order of priority until the Principal Distribution Amount has been fully distributed:

•

to the Senior Certificates of the group (other than the Class A-IO Certificates), the related Senior Principal Distribution Amount as follows:  The Senior Principal Distribution Amount for Group I is required to be distributed to the Class AF Certificates until the certificate principal balance of that class has been reduced to zero; and the Senior Principal Distribution Amount for Group II is required to be distributed to the Class AV Certificates until the certificate principal balance of that class has been reduced to zero;

•

to the Class M-1 Certificates of the group, the related Class M-1 Principal Distribution Amount for that class;

•

to the Class M-2 Certificates of the group, the related Class M-2 Principal Distribution Amount for that class;

•

to the Class B Certificates of the group, the related Class B Principal Distribution Amount for that class; and

•

any remainder will be treated as Excess Interest of such Group and distributed as described below under the subheading of Excess Interest.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

EXCESS INTEREST

On each Distribution Date, interest funds with respect to each group not otherwise required to be distributed as described under the heading "Interest Distributions" together with any excess overcollateralization amount for the related group will be treated as Excess Interest and will be required to be distributed in the following order of priority until fully distributed:

•

the Subordination Increase Amount for the group payable in the order of priority set forth under "Principal Distributions";

•

to the Class M-1 Certificates of the group, the related Class Interest Carryover Shortfall for that class;

•

to the Class M-1 Certificates of the group, the related Class Principal Carryover Shortfall for that class;

•

to the Class M-2 Certificates of the group, the related Class Interest Carryover Shortfall for that class;

•

to the Class M-2 Certificates of the group, the related Class Principal Carryover Shortfall for that class;

•

to the Class B Certificates of the group, the related Class Interest Carryover Shortfall for that class;

•

to the Class B Certificates of the group, the related Class Principal Carryover Shortfall for that class;

•

for distributions to the other group to the extent that any Subordination Increase Amount or any Class Principal Carryover Shortfall listed above with respect to the other group have not otherwise been paid in full for that distribution date in accordance with the priorities set forth under "Principal Distributions";

•

to the Group I Net WAC Cap Carryover Fund and the Group II Net WAC Cap Carryover Fund  for subsequent distribution in accordance with the next two succeeding priorities;

•

to the Group I Certificates, payable in the order of priority set forth under "Interest Distributions" above, the Group I Net WAC Cap Carryover from the Group I Net WAC Cap Carryover Fund;

•

to the Group II Certificates, payable in the order of priority set forth under "Interest Distributions" above, the Group II Net WAC Cap Carryover from the Group II Net WAC Cap Carryover Fund;

•

to the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid;

•

to the Master Servicer to the extent of any, unreimbursed Servicing Advances;

•

to the holder of the residual interest, the remaining amount.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

GROUP I SENSITIVITY TABLES (TO CALL)

Group I: Fixed Rate	0% PPC	50% PPC	85% PPC	120% PPC	150% PPC	175% PPC	200% PPC
Group II: ARMs	0% CPR	18% CPR	24% CPR	30% CPR	36% CPR	42% CPR	50% CPR
Class AF (To Call)
WAL (yrs)	15.53	5.75	3.71	2.64	2.04	1.66	1.34
MDUR (yrs)	9.73	4.51	3.12	2.32	1.84	1.51	1.25
Principal Window	Jul02 - Apr30	Jul02 - Feb17	Jul02 - Jun12	Jul02 - Oct09	Jul02 - Apr08	Jul02 - Apr07	Jul02 - Jul06

Class MF-1 (To Call)
WAL (yrs)	24.35	10.65	6.96	5.09	4.36	4.11	4.04
MDUR (yrs)	12.21	7.44	5.40	4.20	3.70	3.53	3.48
Principal Window	Sep20 - Apr30	Dec07 - Feb17	Nov05 - Jun12	Aug05 - Oct09	Nov05 - Apr08	Jan06 - Apr07	Apr06 - Jul06

Class MF-2 (To Call)
WAL (yrs)	24.35	10.65	6.96	5.07	4.26	3.88	3.73
MDUR (yrs)	11.64	7.24	5.30	4.11	3.57	3.31	3.20
Principal Window	Sep20 - Apr30	Dec07 - Feb17	Nov05 - Jun12	Aug05 - Oct09	Sep05 - Apr08	Oct05 - Apr07	Nov05 - Jul06

Class BF (To Call)
WAL (yrs)	24.34	10.65	6.96	5.05	4.20	3.77	3.52
MDUR (yrs)	11.23	7.09	5.22	4.06	3.49	3.19	3.01
Principal Window	Sep20 - Apr30	Dec07 - Feb17	Nov05 - Jun12	Jul05 - Oct09	Jul05 - Apr08	Aug05 - Apr07	Aug05 - Jul06

A-IO SENSITIVITY TABLE

CLASS A-IO TO CALL

Prepayment Speed	50% CPR	60% CPR	70% CPR	72% CPR	74% CPR	76% CPR	78% CPR	80% CPR
BE Yield @ 4.5214%	4.50%	4.50%	4.50%	4.50%	4.50%	3.41%	1.89%	(0.47%)
Average Life (yrs)	0.99	0.99	0.99	0.99	0.99	0.99	0.98	0.97
Modified Duration (yrs)	0.52	0.52	0.52	0.52	0.52	0.52	0.52	0.53

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

GROUP I SENSITIVITY TABLES (TO MATURITY)

Group I: Fixed Rate	0% PPC	50% PPC	85% PPC	120% PPC	150% PPC	175% PPC	200% PPC
Group II: ARMs	0% CPR	18% CPR	24% CPR	30% CPR	36% CPR	42% CPR	50% CPR

Class AF (To Mat)
WAL (yrs)	15.56	6.28	4.08	2.91	2.26	1.84	1.50
MDUR (yrs)	9.74	4.73	3.32	2.49	1.98	1.65	1.36
Principal	Jul02 - Apr31	Jul02 - Jan30	Jul02 - Mar25	Jul02 - Jul19	Jul02 - Jan16	Jul02 - Dec13	Jul02 - May12

Class MF-1 (To Mat)
WAL (yrs)	24.43	11.89	7.79	5.69	4.83	4.52	4.54
MDUR (yrs)	12.22	7.85	5.78	4.53	3.99	3.80	3.84
Principal Window	Sep20 - Feb31	Dec07 - Jul27	Nov05 - Aug20	Aug05 - Sep15	Nov05 - Feb13	Jan06 - Jun11	Apr06 - Feb10

Class MF-2 (To Mat)
WAL (yrs)	24.42	11.79	7.67	5.59	4.66	4.24	4.04
MDUR (yrs)	11.65	7.59	5.61	4.40	3.82	3.55	3.42
Principal Window	Sep20 - Dec30	Dec07 - Jan26	Nov05 - Oct18	Aug05 - Jun14	Sep05 - Jan12	Oct05 - Jul10	Nov05 - Apr09

Class BF (To Mat)
WAL (yrs)	24.36	11.41	7.39	5.36	4.43	3.97	3.70
MDUR (yrs)	11.23	7.33	5.41	4.22	3.63	3.33	3.14
Principal Window	Sep20 - Sep30	Dec07 - Jul23	Nov05 - Jul16	Jul05 - Nov12	Jul05 - Aug10	Aug05 - Apr09	Aug05 - Apr08

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

GROUP II SENSITIVITY TABLES

TO CALL

Group I: Fixed Rate	0% PPC	50% PPC	85% PPC	120% PPC	150% PPC	175% PPC	200% PPC
Group II: ARMs	0% CPR	18% CPR	24% CPR	30% CPR	36% CPR	42% CPR	50% CPR

Class AV (To Call)
WAL (yrs)	17.93	3.64	2.65	1.97	1.44	1.07	0.86
MDUR (yrs)	14.45	3.39	2.52	1.90	1.41	1.06	0.85
Principal Window	Jul02 - Apr30	Jul02 - Feb17	Jul02 - Jun12	Jul02 - Oct09	Jul02 - Apr08	Jul02 - May05	Jul02 - Sep04

Class MV-1 (To Call)
WAL (yrs)	26.05	7.64	5.67	4.85	4.91	4.58	3.96
MDUR (yrs)	19.08	6.84	5.24	4.56	4.63	4.33	3.78
Principal Window	Sep24 - Apr30	Oct05 - Feb17	Oct05 - Jun12	Feb06 - Oct09	Jul06 - Apr08	May05 - Apr07	Sep04 - Jul06

Class MV-2 (To Call)
WAL (yrs)	26.05	7.64	5.64	4.65	4.28	4.23	3.28
MDUR (yrs)	17.90	6.67	5.11	4.31	4.01	3.97	3.12
Principal Window	Sep24 - Apr30	Oct05 - Feb17	Aug05 - Jun12	Oct05 - Oct09	Jan06 - Apr08	Feb06 - Apr07	Apr05 - Jul06

Class BV (To Call)
WAL (yrs)	26.05	7.59	5.61	4.55	4.01	3.70	2.91
MDUR (yrs)	16.49	6.42	4.96	4.13	3.70	3.44	2.75
Principal Window	Sep24 - Apr30	Oct05 - Feb17	Jul05 - Jun12	Aug05 - Oct09	Aug05 - Apr08	Aug05 - Apr07	Nov04 - Jul06

TO MATURITY

Group I: Fixed Rate	0% PPC	50% PPC	85% PPC	120% PPC	150% PPC	175% PPC	200% PPC
Group II: ARMs	0% CPR	18% CPR	24% CPR	30% CPR	36% CPR	42% CPR	50% CPR
Class AV (To Mat)
WAL (yrs)	18.04	3.74	2.76	2.08	1.54	1.07	0.86
MDUR (yrs)	14.50	3.46	2.61	1.99	1.49	1.06	0.85
Principal Window	Jul02 - Feb32	Jul02 - May25	Jul02 - May20	Jul02 - Sep16	Jul02 - Jan14	Jul02 - May05	Jul02 - Sep04

Class MV-1 (To Mat)
WAL (yrs)	26.34	7.88	5.96	5.14	5.16	5.83	4.76
MDUR (yrs)	19.22	7.00	5.46	4.79	4.84	5.40	4.49
Principal Window	Sep24 - Dec31	Oct05 - Apr22	Oct05 - Aug17	Feb06 - May14	Jul06 - Feb12	May05 - Jan12	Sep04 - Jan10

Class MV-2 (To Mat)
WAL (yrs)	26.33	7.82	5.88	4.90	4.49	4.40	3.38
MDUR (yrs)	18.02	6.78	5.28	4.50	4.18	4.11	3.21
Principal Window	Sep24 - Nov31	Oct05 - Nov20	Aug05 - Jun16	Oct05 - Jun13	Jan06 - May11	Feb06 - Oct09	Apr05 - Apr08

Class BV (To Mat)
WAL (yrs)	26.31	7.63	5.71	4.68	4.13	3.80	2.95
MDUR (yrs)	16.59	6.45	5.03	4.23	3.79	3.52	2.78
Principal Window	Sep24 - Oct31	Oct05 - Nov18	Jul05 - Nov14	Aug05 - Mar12	Aug05 - Apr10	Aug05 - Dec08	Nov04 - Jul07

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

GROUP II AVAILABLE FUNDS CAP(1)

Period	Net WAC Cap	Period	Net WAC Cap	Period	Net WAC Cap
1	8.25%	31	8.68%	61	13.27%
2	7.45%	32	9.24%	62	12.84%
3	7.45%	33	10.23%	63	12.84%
4	7.70%	34	9.64%	64	13.66%
5	7.46%	35	9.97%	65	13.22%
6	7.73%	36	9.65%	66	13.67%
7	7.48%	37	9.97%	67	13.22%
8	7.48%	38	10.21%	68	13.22%
9	8.28%	39	10.21%	69	14.14%
10	7.48%	40	10.96%	70	13.22%
11	7.73%	41	10.61%	71	13.67%
12	7.48%	42	10.96%	72	13.22%
13	7.73%	43	10.61%	73	13.67%
14	7.49%	44	11.18%	74	13.22%
15	7.49%	45	12.37%	75	13.22%
16	7.74%	46	11.57%	76	13.67%
17	7.49%	47	11.96%	77	13.22%
18	7.76%	48	11.57%	78	13.67%
19	7.52%	49	11.96%	79	13.22%
20	8.08%	50	12.05%	80	13.22%
21	8.64%	51	12.05%	81	14.64%
22	8.08%	52	12.86%	82	13.22%
23	8.36%	53	12.45%	83	13.67%
24	8.09%	54	12.86%	84	13.22%
25	8.36%	55	12.45%	85	13.67%
26	8.65%	56	12.45%	86	13.22%
27	8.66%	57	13.78%	87	13.23%
28	8.94%	58	12.84%	88	13.67%
29	8.66%	59	13.27%
30	8.96%	60	12.84%

(1)  Assumes (i) all indices instantaneously increase to 20.00% and (ii) pricing prepayment speed.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

COLLATERAL DESCRIPTION

The collateral pool will consist of a combination of first and junior lien home equity loans.  These loans are predominantly used by borrowers to consolidate debt, to refinance an existing mortgage loan on more favorable terms, or to obtain cash proceeds by borrowing against the homeowner's equity in the related mortgage property.  Approximately 49.89% of the Group I, and 77.72% of the Group II home equity loans have prepayment penalties in force to the maximum allowable on a state-by-state basis.

Summary

	Group I - Fixed Rate	Group II- Adjustable Rate
Total Origination:	$663,131,864	$316,868,150
Number of Loans:	8,584	2,736
Average Remaining Balance:	$77,252 (Range: $1,004 - 922,952)	$115,814 (Range: $2,229 - 745,306)
Loan Type:
	• 78.81% Fixed <= 30 Year	• 57.38% 2/28 ARM
	• 17.49% Fixed <= 15 Year	• 40.90% 3/27 ARM
	• 3.70% Balloon - 15/30	• 1.72% Other
Amortization Method:
	• 3.70% Balloon	• 100.00% Level Pay
	• 96.30% Level Pay
WA Gross Coupon:	9.478% (Range: 5.75% - 17.50%)	8.198% (Range: 5.25% - 14.55%)
WA Gross Margin / WA Life Cap:	N/A	6.62% (Range: 2.75% - 11.00%)
WA Periodic Interest Rate Caps:	N/A	1.02% (Range: 0.00% - 2.00%)
WA Months to Roll:	N/A	24.46 months
Original Weighted Average Term:	315 months (Range: 60 - 360 months)	359 months (Range: 84 - 360 months)
Remaining Weighted Average Term:	297 months (Range: 5 - 360 months)	352 months (Range: 22 - 360 months)
Seasoning:	21 months (Range: 1 - 238 months)	8 months (Range: 2 – 123 months)
Lien Position:
First	• 86.11%	• 100.00%
Second	• 13.89%
WA Combined / Original LTV	76.90% (Max: 100.00%)	80.12% (Max: 100.00%)
WA FICO:	620.16 (Range: 361 - 822)	604.85 (Range: 451 - 815)
Delinquency Status:
Current	97.70%	98.02%
30 -59 days	2.30%	1.98%
60 - 89 days	0.00%	0.00%
Property Type:
Single Family	78.59%	75.44%
Manufactured Housing	7.46%	10.11%
2-4 Family	4.97%	4.67%
PUD	6.44%	6.78%
Condo	2.26%	3.00%
Townhouses	0.27%	0.00%
Owner Occupancy:
Owner Occ / Non Owner Occ.	94.80% / 5.20%	95.79% / 4.21%
Loan Purpose
Refinance and/or Cashout	70.92%	69.88%
Purchase	13.05%	15.66%
Other	16.03%	14.46%
Geographic Distribution > 5%:	CA 20.49%, TX 14.47%, TN 5.59%, FL 5.30%, NY 5.22%, OH 5.18%	CA 15.20%, OH 9.63%, CO 9.44%, TX 6.22%, NC 6.09%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Fixed Rate Mortgage Loans

Geographic Distribution of Mortgaged Properties

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Combined Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
California	1,247	$135,845,957.35	20.49%	9.580%	$108,938	76.03%	67.11%	94.16%
Texas	1,110	95,965,796.54	14.47	9.365	86,456	76.05	72.96	94.76
Tennessee	543	37,089,541.23	5.59	9.769	68,305	79.26	92.41	95.74
Florida	545	35,144,713.79	5.30	9.586	64,486	76.19	81.48	95.03
New York	359	34,636,731.69	5.22	9.426	96,481	72.40	65.25	96.27
Ohio	506	34,322,345.40	5.18	8.859	67,831	78.65	91.31	93.42
Pennsylvania	460	26,200,960.04	3.95	9.504	56,959	76.36	91.49	95.08
North Carolina	285	20,678,463.58	3.12	9.161	72,556	80.22	89.41	97.82
Washington	187	18,342,440.46	2.77	9.547	98,088	79.72	72.81	95.30
Colorado	193	17,179,679.74	2.59	9.283	89,014	79.62	77.46	96.61
Georgia	192	16,941,439.41	2.55	9.423	88,237	78.06	83.08	97.05
New Jersey	219	16,606,341.26	2.50	9.270	75,828	75.08	84.70	99.12
Illinois	290	16,377,067.75	2.47	9.548	56,473	75.48	95.58	94.67
Indiana	282	14,664,682.23	2.21	9.282	52,002	77.09	91.22	92.82
Missouri	243	12,692,494.41	1.91	9.571	52,232	78.34	96.71	94.64
Oklahoma	235	12,675,871.20	1.91	9.548	53,940	78.72	85.75	92.24
Arizona	133	11,575,206.49	1.75	9.635	87,032	76.83	83.15	92.73
Kentucky	221	11,555,300.43	1.74	9.250	52,286	78.28	94.48	95.40
Virginia	123	10,715,755.85	1.62	9.223	87,120	78.70	81.63	95.39
Michigan	153	10,075,960.53	1.52	10.225	65,856	77.80	90.67	90.74
South Carolina	137	9,598,437.72	1.45	9.158	70,062	79.58	94.25	98.60
Maryland	104	7,834,409.10	1.18	9.644	75,331	80.03	83.02	92.15
Oregon	84	7,582,454.42	1.14	9.256	90,267	79.55	75.70	97.93
Nevada	134	7,105,754.13	1.07	10.041	53,028	79.04	85.83	86.93
Massachusetts	63	6,392,419.96	0.96	9.436	101,467	71.22	77.22	96.46
Utah	60	5,532,377.50	0.83	9.948	92,206	77.61	68.55	96.79
Connecticut	49	4,623,333.59	0.70	9.386	94,354	72.72	92.27	94.87
Louisiana	64	4,174,743.57	0.63	10.480	65,230	74.03	85.86	91.47
Delaware	69	3,781,835.60	0.57	9.915	54,809	77.97	89.12	86.39
Kansas	49	2,856,962.20	0.43	9.487	58,305	79.24	97.04	99.06
New Mexico	39	2,776,827.49	0.42	9.668	71,201	76.26	90.63	88.72
Minnesota	36	2,276,912.39	0.34	10.303	63,248	76.76	78.94	100.00
West Virginia	31	1,904,808.80	0.29	9.328	61,445	78.02	97.82	100.00
Wisconsin	38	1,792,102.49	0.27	9.739	47,161	73.18	85.97	92.12
Idaho	20	1,580,765.13	0.24	9.380	79,038	77.46	68.34	76.42
Nebraska	9	592,076.61	0.09	9.957	65,786	84.77	83.91	85.57
Mississippi	14	502,736.38	0.08	11.489	35,910	69.95	79.59	100.00
Iowa	9	444,598.63	0.07	10.135	49,400	80.65	79.59	92.54
Arkansas	9	428,689.49	0.06	10.566	47,632	72.32	100.00	100.00
Montana	8	385,881.41	0.06	10.238	48,235	72.75	100.00	100.00
Rhode Island	9	360,226.73	0.05	9.992	40,025	74.00	79.23	85.15
Wyoming	5	329,164.33	0.05	8.657	65,833	79.96	100.00	100.00
New Hampshire	4	295,115.13	0.04	9.553	73,779	78.61	71.13	100.00
South Dakota	4	188,802.65	0.03	9.371	47,201	62.26	87.91	87.91
Washington DC	2	152,622.08	0.02	10.509	76,311	58.29	100.00	100.00
Maine	3	137,427.38	0.02	11.902	45,809	70.45	100.00	100.00
Alabama	3	125,032.50	0.02	10.707	41,678	83.12	100.00	100.00
Vermont	2	88,596.72	0.01	9.109	44,298	69.87	72.61	100.00
Total	8,584	$663,131,863.51	100.00%	9.478%	$77,252	76.90%	79.67%	94.80%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Fixed Rate Mortgage Loans

Distribution by Original Principal Balance

Distribution by Original Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Combined Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
$0.01 - $10,000.00	22	$172,304.16	0.03%	12.525%	$7,832	70.60%	94.22%	91.28%
$10,000.01 - $20,000.00	378	4,789,695.11	0.72	11.508	12,671	74.50	96.91	95.85
$20,000.01 - $30,000.00	826	18,074,193.79	2.73	11.096	21,882	70.15	90.43	91.36
$30,000.01 - $40,000.00	1,050	32,299,838.36	4.87	10.486	30,762	71.83	89.53	88.64
$40,000.01 - $50,000.00	1,068	44,655,735.90	6.73	10.221	41,812	73.56	91.13	91.10
$50,000.01 - $60,000.00	982	51,250,762.46	7.73	9.968	52,190	75.60	88.79	93.57
$60,000.01 - $70,000.00	851	52,898,892.72	7.98	9.797	62,161	77.43	90.44	94.67
$70,000.01 - $80,000.00	665	48,127,687.92	7.26	9.580	72,372	77.98	89.82	94.93
$80,000.01 - $90,000.00	501	40,574,793.31	6.12	9.455	80,988	77.79	88.53	96.67
$90,000.01 - $100,000.00	374	34,507,005.21	5.20	9.490	92,265	78.13	85.68	94.36
$100,000.01 - $120,000.00	535	56,192,628.82	8.47	9.203	105,033	78.47	85.15	95.56
$120,000.01 - $140,000.00	313	39,125,807.49	5.90	9.170	125,003	78.66	84.29	95.57
$140,000.01 - $160,000.00	242	35,576,364.88	5.36	9.087	147,010	76.49	84.21	95.58
$160,000.01 - $180,000.00	142	23,530,289.78	3.55	9.090	165,706	78.99	76.48	97.13
$180,000.01 - $200,000.00	120	22,296,463.42	3.36	8.854	185,804	77.52	79.87	97.54
$200,000.01 - $220,000.00	77	15,698,701.99	2.37	8.890	203,879	78.11	76.20	97.42
$220,000.01 - $240,000.00	54	12,250,214.90	1.85	8.685	226,856	78.34	64.21	94.47
$240,000.01 - $260,000.00	50	12,321,287.45	1.86	9.004	246,426	79.29	63.75	96.20
$260,000.01 - $280,000.00	42	11,115,947.56	1.68	8.912	264,665	77.47	68.20	97.51
$280,000.01 - $300,000.00	40	11,304,597.82	1.70	9.238	282,615	78.06	36.23	94.94
$300,000.01 - $320,000.00	46	14,075,125.64	2.12	8.943	305,981	79.80	58.89	97.74
$320,000.01 - $340,000.00	39	12,833,112.58	1.94	8.894	329,054	77.10	53.99	100.00
$340,000.01 - $360,000.00	35	11,802,419.79	1.78	8.601	337,212	78.19	42.95	97.04
$360,000.01 - $380,000.00	31	11,419,282.29	1.72	9.096	368,364	83.23	35.52	96.74
$380,000.01 - $400,000.00	46	17,959,047.48	2.71	8.970	390,414	78.66	60.54	97.86
$400,000.01 - $450,000.00	17	7,192,098.14	1.08	8.896	423,065	80.98	47.43	94.03
$450,000.01 - $500,000.00	17	7,645,957.20	1.15	9.533	449,762	71.60	50.17	75.28
$500,000.01 - $550,000.00	5	2,543,101.93	0.38	8.094	508,620	75.03	80.32	100.00
$550,000.01 - $600,000.00	4	2,261,001.54	0.34	8.721	565,250	64.66	25.00	100.00
$600,000.01 - $650,000.00	3	1,867,376.28	0.28	8.507	622,459	72.13	0.00	100.00
$650,000.01 - $700,000.00	1	693,199.97	0.10	8.380	693,200	80.00	100.00	100.00
$700,000.01 - $750,000.00	6	4,300,065.59	0.65	9.047	716,678	69.53	66.77	100.00
Over $750,000.01	2	1,776,862.03	0.27	8.962	888,431	68.16	51.94	100.00
Total:	8,584	$663,131,863.51	100.00%	9.478%	$77,252	76.90%	79.67%	94.80%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Fixed Rate Mortgage Loans

Distribution by Current Principal Balance

Distribution by Current Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Combined Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
$0.01 - $10,000.00	320	$2,134,413.43	0.32%	10.271%	$6,670	61.55%	97.26%	97.50%
$10,000.01. - $20,000.00	525	8,153,415.23	1.23	10.891	15,530	70.56	97.17	96.31
$20,000.01. - $30,000.00	824	20,956,364.18	3.16	10.807	25,432	69.52	90.69	91.71
$30,000.01. - $40,000.00	939	32,921,911.88	4.96	10.390	35,061	72.01	89.85	88.85
$40,000.01. - $50,000.00	1,025	46,342,606.48	6.99	10.186	45,212	73.85	91.01	91.10
$50,000.01. - $60,000.00	913	50,276,442.80	7.58	9.953	55,067	76.09	88.49	94.04
$60,000.01. - $70,000.00	801	52,047,599.83	7.85	9.797	64,978	77.43	90.74	94.53
$70,000.01. - $80,000.00	645	48,438,776.02	7.30	9.580	75,099	78.52	88.64	95.21
$80,000.01. - $90,000.00	446	37,828,275.40	5.70	9.484	84,817	78.38	89.01	95.94
$90,000.01. - $100,000.00	360	34,213,252.76	5.16	9.452	95,037	77.84	85.25	94.82
$100,000.01. - $120,000.00	512	55,841,998.09	8.42	9.192	109,066	78.76	84.89	94.94
$120,000.01. - $140,000.00	282	36,446,866.13	5.50	9.238	129,244	79.04	83.62	96.15
$140,000.01. - $160,000.00	240	35,965,080.30	5.42	9.041	149,855	76.43	84.54	95.85
$160,000.01. - $180,000.00	144	24,535,587.02	3.70	9.002	170,386	78.04	76.47	95.80
$180,000.01. - $200,000.00	112	21,205,501.43	3.20	8.916	189,335	78.66	79.49	98.20
$200,000.01. - $220,000.00	75	15,670,730.53	2.36	8.919	208,943	78.87	77.25	97.22
$220,000.01. - $240,000.00	49	11,285,082.01	1.70	8.562	230,308	78.12	58.98	93.92
$240,000.01. - $260,000.00	51	12,759,851.08	1.92	8.898	250,193	79.89	68.62	98.09
$260,000.01. - $280,000.00	44	11,950,299.66	1.80	9.027	271,598	76.93	61.12	97.68
$280,000.01. - $300,000.00	34	9,854,186.66	1.49	9.345	289,829	77.84	26.44	94.20
$300,000.01. - $320,000.00	44	13,618,897.48	2.05	9.003	309,520	79.20	63.63	97.67
$320,000.01. - $340,000.00	38	12,581,663.39	1.90	8.870	331,096	77.13	50.22	100.00
$340,000.01. - $360,000.00	34	11,938,673.12	1.80	8.722	351,137	78.33	41.10	97.07
$360,000.01. - $380,000.00	31	11,472,191.29	1.73	9.075	370,071	83.37	45.20	96.75
$380,000.01. - $400,000.00	43	16,875,024.15	2.54	8.928	392,442	79.36	58.01	97.72
$400,000.01 - $450,000.00	17	7,241,800.56	1.09	8.929	425,988	79.18	41.58	94.07
$450,000.01 - $500,000.00	15	7,133,765.26	1.08	9.539	475,584	72.27	52.89	73.51
$500,000.01 - $550,000.00	5	2,543,101.93	0.38	8.094	508,620	75.03	80.32	100.00
$550,000.01 - $600,000.00	4	2,261,001.54	0.34	8.721	565,250	64.66	25.00	100.00
$600,000.01 - $650,000.00	3	1,867,376.28	0.28	8.507	622,459	72.13	0.00	100.00
$650,000.01 - $700,000.00	1	693,199.97	0.10	8.380	693,200	80.00	100.00	100.00
$700,000.01 - $750,000.00	6	4,300,065.59	0.65	9.047	716,678	69.53	66.77	100.00
Over $750,000.01	2	1,776,862.03	0.27	8.962	888,431	68.16	51.94	100.00
Total:	8,584	$663,131,863.51	100.00%	9.478%	$77,252	76.90%	79.67%	94.80%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Fixed Rate Mortgage Loans

Distribution by Current Mortgage Rates

Distribution by Current Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Combined Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
5.501% - 6.000%	13	$1,014,633.07	0.15%	5.850%	$78,049	58.81%	85.20%	93.94%
6.001% - 6.500%	87	10,380,917.52	1.57	6.333	119,321	73.65	98.51	100.00
6.501% - 7.000%	133	16,346,317.85	2.47	6.886	122,905	75.64	88.92	98.21
7.001% - 7.500%	280	26,425,005.22	3.98	7.375	94,375	78.27	91.29	98.70
7.501% - 8.000%	667	60,916,585.88	9.19	7.880	91,329	75.41	83.95	97.98
8.001% - 8.500%	692	70,484,854.56	10.63	8.354	101,857	76.05	81.16	97.65
8.501% - 9.000%	1,100	105,925,457.91	15.97	8.839	96,296	77.21	76.90	94.62
9.001% - 9.500%	910	85,042,843.18	12.82	9.337	93,454	78.24	73.14	93.27
9.501% - 10.000%	1,156	88,536,574.82	13.35	9.822	76,589	77.78	77.36	93.03
10.001% - 10.500%	810	53,763,872.25	8.11	10.327	66,375	76.15	79.61	91.42
10.501% - 11.000%	820	49,903,071.76	7.53	10.826	60,857	78.09	80.24	94.30
11.001% - 11.500%	547	31,765,582.46	4.79	11.336	58,072	77.50	76.20	92.88
11.501% - 12.000%	471	26,329,492.52	3.97	11.829	55,901	76.58	78.09	94.80
12.001% - 12.500%	272	13,765,544.01	2.08	12.317	50,609	75.63	76.82	91.00
12.501% - 13.000%	269	10,317,683.04	1.56	12.831	38,356	73.83	79.44	94.43
13.001% - 13.500%	142	5,054,520.95	0.76	13.326	35,595	77.05	96.28	96.25
13.501% - 14.000%	120	4,249,680.56	0.64	13.821	35,414	74.04	98.13	96.83
14.001% - 14.500%	55	1,734,462.98	0.26	14.321	31,536	75.85	94.99	98.88
14.501% - 15.000%	27	928,234.67	0.14	14.743	34,379	73.11	83.23	100.00
15.001% - 15.500%	7	160,172.06	0.02	15.261	22,882	75.97	100.00	82.21
15.501% - 16.000%	4	71,075.15	0.01	15.807	17,769	91.16	100.00	100.00
16.001% - 16.500%	1	7,615.07	0.00	16.250	7,615	100.00	100.00	100.00
17.001% - 17.500%	1	7,666.02	0.00	17.500	7,666	79.11	100.00	100.00
Total:	8,584	$663,131,863.51	100.00%	9.478%	$77,252	76.90%	79.67%	94.80%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Fixed Rate Mortgage Loans

Distribution by Remaining Months to Stated Maturity

Distribution by Remaining Months to Stated Maturity	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Combined Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
1-12	27	$105,837.21	0.02%	8.284%	$3,920	50.84%	100.00%	100.00%
13 - 24	198	1,764,572.58	0.27	8.071	8,912	54.19	99.41	99.57
25 - 36	113	1,182,643.26	0.18	11.136	10,466	70.82	99.19	99.05
37 - 48	75	1,004,032.01	0.15	11.262	13,387	77.37	97.58	98.15
49 - 60	31	668,621.18	0.10	9.351	21,568	67.95	100.00	99.85
61 - 72	49	1,604,657.57	0.24	8.722	32,748	63.14	98.90	100.00
73 - 84	187	6,719,447.63	1.01	8.576	35,933	63.38	97.16	99.32
85 - 96	245	7,551,585.33	1.14	10.908	30,823	71.70	98.27	96.77
97 - 108	195	7,663,839.29	1.16	10.920	39,302	74.70	94.08	95.38
109 - 120	179	7,995,556.72	1.21	10.444	44,668	74.43	87.20	96.03
121 - 132	263	15,577,720.77	2.35	9.805	59,231	73.38	83.64	88.36
133 - 144	166	10,655,034.59	1.61	9.388	64,187	73.17	84.02	91.05
145 - 156	348	16,013,422.97	2.41	11.112	46,016	73.95	95.78	94.32
157 - 168	216	10,148,659.02	1.53	11.413	46,985	74.78	94.73	95.38
169 - 180	929	55,242,215.97	8.33	9.428	59,464	76.00	77.62	96.92
181 - 192	30	1,566,964.46	0.24	10.240	52,232	80.18	96.32	96.74
193 - 204	47	3,335,785.77	0.50	9.150	70,974	72.47	95.59	82.27
205 - 216	53	4,063,672.93	0.61	9.679	76,673	74.51	90.61	95.36
217 - 228	49	3,357,003.07	0.51	10.551	68,510	75.29	89.29	95.75
229 - 240	218	14,106,802.42	2.13	8.731	64,710	77.34	91.42	98.21
241 - 252	6	754,034.88	0.11	7.889	125,672	81.70	100.00	100.00
253 - 264	17	2,656,695.95	0.40	7.716	156,276	82.68	99.84	100.00
265 - 276	17	1,659,049.09	0.25	9.812	97,591	74.54	100.00	96.11
277 - 288	58	4,411,880.61	0.67	10.253	76,067	80.67	94.34	98.98
289 - 300	74	6,178,385.31	0.93	9.751	83,492	81.01	92.46	97.56
301 - 312	189	14,477,780.17	2.18	9.663	76,602	71.29	84.00	91.14
313 - 324	293	24,559,772.03	3.70	9.212	83,822	73.13	82.86	91.22
325 - 336	525	48,974,227.72	7.39	9.739	93,284	74.04	90.33	93.50
337 - 348	476	51,876,463.11	7.82	10.197	108,984	79.19	76.02	96.74
349 - 360	3,311	337,255,499.89	50.86	9.151	101,859	78.67	73.75	94.72
Total:	8,584	$663,131,863.51	100.00%	9.478%	$77,252	76.90%	79.67%	94.80%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Fixed Rate Mortgage Loans

Distribution by Months of Seasoning

Distribution by Months of Seasoning	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Combined Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
1 - 6	3,075	$254,912,795.90	38.44%	9.069%	$82,898	78.58%	79.34%	95.10%
7 - 12	1,156	108,110,705.89	16.30	9.181	93,521	76.79	71.57	94.78
13 - 18	469	70,184,175.04	10.58	9.640	149,646	80.80	57.74	97.13
19 - 24	235	16,091,209.78	2.43	11.148	68,473	73.69	91.30	97.68
25 - 30	1,120	84,079,586.54	12.68	10.217	75,071	74.20	91.71	93.70
31 - 36	83	4,659,506.08	0.70	10.507	56,139	81.42	97.63	99.28
37 - 42	120	8,839,091.32	1.33	9.173	73,659	66.73	91.68	93.94
43 - 48	393	30,690,656.23	4.63	9.275	78,093	74.02	81.85	91.97
49 - 54	195	13,173,396.89	1.99	9.361	67,556	72.01	86.31	85.55
55 - 60	347	21,459,966.70	3.24	10.007	61,844	72.92	85.04	91.30
61 - 66	31	1,755,600.48	0.26	10.485	56,632	74.55	95.15	100.00
67 - 72	95	4,625,785.95	0.70	11.042	48,692	81.52	93.13	92.46
73 - 78	150	8,807,720.77	1.33	10.266	58,718	77.93	86.15	97.69
79 - 84	160	6,203,867.82	0.94	10.755	38,774	81.92	97.09	97.25
85 - 90	217	7,081,682.48	1.07	11.634	32,634	75.54	98.50	94.54
91 - 96	238	7,154,658.11	1.08	10.882	30,062	73.85	99.56	97.54
97 - 102	257	5,911,797.64	0.89	8.663	23,003	62.42	100.00	100.00
103 - 108	164	5,871,318.88	0.89	7.793	35,801	67.92	100.00	100.00
109 - 114	49	1,689,128.91	0.25	7.988	34,472	69.35	100.00	100.00
115 - 120	6	509,401.23	0.08	8.051	84,900	76.18	100.00	100.00
121 - 126	3	356,338.80	0.05	7.739	118,780	78.00	100.00	100.00
133 - 138	2	25,090.88	0.00	11.499	12,545	64.88	100.00	100.00
139 - 144	3	73,328.79	0.01	9.330	24,443	69.56	100.00	100.00
145 - 150	1	6,680.36	0.00	12.990	6,680	83.00	100.00	100.00
151 - 156	1	7,972.17	0.00	12.500	7,972	37.00	100.00	100.00
157 - 162	1	103,964.28	0.02	7.410	103,964	0.00	100.00	0.00
163 - 168	7	518,476.00	0.08	9.320	74,068	26.38	100.00	23.57
169 – 174	3	107,843.91	0.02	11.442	35,948	78.57	100.00	71.42
175 – 180	1	72,063.96	0.01	8.750	72,064	82.00	100.00	100.00
223 – 228	1	45,646.30	0.01	7.630	45,646	0.00	100.00	100.00
235 – 240	1	2,405.42	0.00	13.250	2,405	43.00	100.00	100.00
Total:	8,584	$663,131,863.51	100.00%	9.478%	$77,252	76.90%	79.67%	94.80%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Fixed Rate Mortgage Loans

Distribution by Combined Loan-to-Value Ratio

Distribution by Combined Loan-to-Value Ratio	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Combined Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
<= 0.00	105	$8,533,307.87	1.29%	9.661%	$81,270	0.00%	83.97%	90.69%
5.01 - 10.00	6	301,534.87	0.05	8.726	50,256	9.99	77.93	77.93
10.01 - 15.00	12	198,039.78	0.03	9.728	16,503	13.74	100.00	95.68
15.01 - 20.00	32	932,330.72	0.14	9.206	29,135	18.66	79.58	76.05
20.01 - 25.00	55	1,817,234.09	0.27	9.515	33,041	23.56	76.30	98.32
25.01 - 30.00	72	1,941,491.36	0.29	9.400	26,965	28.19	93.66	97.48
30.01 - 35.00	86	3,314,660.18	0.50	9.170	38,543	32.90	74.86	95.77
35.01 - 40.00	118	5,122,346.47	0.77	9.066	43,410	38.17	83.88	93.78
40.01 - 45.00	130	5,491,543.34	0.83	9.109	42,243	43.11	89.67	96.08
45.01 - 50.00	186	9,565,523.68	1.44	9.340	51,428	48.07	83.22	94.57
50.01 - 55.00	213	12,970,736.69	1.96	9.541	60,895	53.04	70.60	94.66
55.01 - 60.00	355	33,640,506.31	5.07	9.369	94,762	58.91	54.25	89.57
60.01 - 65.00	393	29,243,495.93	4.41	9.394	74,411	63.43	79.28	96.17
65.01 - 70.00	568	38,292,682.20	5.77	9.878	67,417	68.30	74.89	92.86
70.01 - 75.00	998	72,561,074.36	10.94	9.778	72,706	73.62	82.26	92.91
75.01 - 80.00	2,223	185,491,264.67	27.97	9.362	83,442	79.09	78.01	94.28
80.01 - 85.00	1,429	113,534,115.34	17.12	9.470	79,450	83.04	84.16	93.75
85.01 - 90.00	1,023	89,869,928.79	13.55	9.320	87,849	87.64	85.32	98.70
90.01 - 95.00	310	36,506,118.91	5.51	9.490	117,762	92.93	75.23	100.00
95.01 - 100.00	270	13,803,927.95	2.08	10.208	51,126	99.23	99.76	100.00
Total:	8,584	$663,131,863.51	100.00%	9.478%	$77,252	76.90%	79.67%	94.80%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Fixed Rate Mortgage Loans

Distribution by Borrower FICO Score(1)

Distribution by Borrower Credit Grade Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Combined Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
Not Available	124	$5,642,070.03	0.85%	10.390%	$45,501	69.84%	86.36%	97.66%
351 - 400	3	76,717.89	0.01	10.835	25,573	72.39	100.00	100.00
401 - 450	4	209,579.03	0.03	11.100	52,395	67.61	66.54	100.00
451 - 500	149	8,693,657.46	1.31	11.185	58,347	73.86	97.97	92.66
501 - 550	1,046	68,447,416.48	10.32	10.460	65,437	74.18	93.94	96.50
551 - 600	2,535	190,635,572.29	28.75	9.624	75,201	76.77	87.46	96.22
601 - 650	2,345	195,069,252.40	29.42	9.321	83,185	78.39	78.26	94.62
651 - 700	1,374	125,836,940.75	18.98	9.226	91,584	77.89	65.11	92.64
701 - 750	577	44,617,644.71	6.73	8.794	77,327	76.55	72.70	92.63
751 - 800	380	22,000,562.47	3.32	8.570	57,896	72.35	67.53	95.32
801 - 850	47	1,902,450.00	0.29	8.244	40,478	63.54	95.62	100.00
Total:	8,584	$663,131,863.51	100.00%	9.478%	$77,252	76.90%	79.67%	94.80%

(1)  Generally, FICO scores are determined at the time of origination of the related mortgage loan; except that, in the case of mortgage loans from institutional bulk portfolios, FICO scores are determined at the time of origination or, if such score were unavailable or issued more than three months prior to the acquisition of the mortgage loan by The CIT Group/Consumer Finance, Inc. (or one of its affiliates), at the time of acquisition.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Fixed Rate Mortgage Loans

Distribution by Property Type

Distribution by Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Combined Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
Single Family Residence	6,867	$521,180,748.11	78.59%	9.467%	$75,896	76.53%	80.05%	95.74%
Manufactured Housing	762	49,466,888.16	7.46	9.676	64,917	79.82	93.73	97.55
2-4 Family	363	42,733,685.36	6.44	9.332	117,724	79.12	70.79	95.47
PUD	351	32,981,964.19	4.97	9.547	93,966	74.36	64.94	75.47
Condo	193	14,997,029.66	2.26	9.425	77,705	79.27	75.68	93.58
Townhouse	48	1,771,548.03	0.27	10.035	36,907	78.09	99.09	98.75
Total:	8,584	$663,131,863.51	100.00%	9.478%	$77,252	76.90%	79.67%	94.80%

Fixed Rate Mortgage Loans

Distribution by Loan Purpose

Distribution by Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Combined Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
Refinance and/or Cashout	5,852	$470,301,536.20	70.92%	9.334%	$80,366	76.60%	84.54%	95.16%
Purchase	758	86,517,025.43	13.05	9.600	114,139	80.02	59.92	94.90
Home Improvement	1,033	65,779,789.07	9.92	9.810	63,678	75.92	71.70	93.76
Debt Consolidation	801	33,069,822.74	4.99	10.303	41,286	75.66	80.56	92.85
Other	140	7,463,690.07	1.13	10.608	53,312	74.12	68.44	89.47
Total:	8,584	$663,131,863.51	100.00%	9.478%	$77,252	76.90%	79.67%	94.80%

Fixed Rate Mortgage Loans

Distribution by Occupancy Status

Distribution by Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Combined Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
Owner Occupied	8,055	$628,681,903.92	94.80%	9.455%	$78,049	77.11%	80.38%	100.00%
Non-Owner Occupied	529	34,449,959.59	5.20	9.900	65,123	73.02	66.69	0.00
Total:	8,584	$663,131,863.51	100.00%	9.478%	$77,252	76.90%	79.67%	94.80%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Fixed Rate Mortgage Loans

Distribution by Borrower Income Documentation Type

Distribution by Borrower Income Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Combined Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
Full	7,516	$528,334,928.34	79.67%	9.447%	$70,295	77.40%	100.00%	95.65%
Niv/Stated	922	114,018,469.50	17.19	9.600	123,664	75.55	0.00	92.18
Lite	146	20,778,465.67	3.13	9.598	142,318	71.52	0.00	87.68
Total:	8,584	$663,131,863.51	100.00%	9.478%	$77,252	76.90%	79.67%	94.80%

Fixed Rate Mortgage Loans

Distribution by Product Type

Distribution by Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Combined Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
Fixed <= 30 Year	5,427	$522,624,052.18	78.81%	9.351%	$96,301	77.76%	77.96%	94.68%
Fixed <= 15 Year	2,857	115,997,539.04	17.49	9.936	40,601	72.95	85.49	96.11
Balloon - 15/30	300	24,510,272.29	3.70	10.033	81,701	77.21	88.57	91.35
Total:	8,584	$663,131,863.51	100.00%	9.478%	$77,252	76.90%	79.67%	94.80%

Fixed Rate Mortgage Loans

Distribution by Lien Type

Distribution by Lien Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Combined Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
First Lien	6,615	$571,050,476.07	86.11%	9.220%	$86,327	76.75%	81.37%	94.57%
Second Lien	1,969	92,081,387.44	13.89	11.077	46,766	77.80	69.14	96.26
Total:	8,584	$663,131,863.51	100.00%	9.478%	$77,252	76.90%	79.67%	94.80%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Adjustable Rate Mortgage Loans

Geographic Distribution of Mortgaged Properties

Geographic Distribution of Mortgaged Properties	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
California	210	$48,160,238.61	15.20%	7.664%	$229,334	80.26%	79.43%	98.23%
Ohio	342	30,530,042.66	9.63	8.148	89,269	80.51	93.28	93.73
Colorado	175	29,900,107.10	9.44	7.677	170,858	82.13	86.35	99.32
Texas	164	19,713,568.71	6.22	8.401	120,205	78.28	71.27	89.75
North Carolina	241	19,291,996.82	6.09	8.549	80,050	79.88	91.76	97.05
Washington	100	14,481,367.82	4.57	8.361	144,814	79.68	79.08	93.83
Florida	159	14,108,408.18	4.45	8.659	88,732	80.67	87.74	97.23
Michigan	139	13,073,124.74	4.13	8.158	94,051	80.74	91.96	96.84
Illinois	86	12,507,412.62	3.95	8.049	145,435	78.95	87.96	93.99
Indiana	115	9,559,233.58	3.02	8.313	83,124	79.56	90.12	97.12
Maryland	60	8,564,210.10	2.70	7.928	142,737	80.51	92.23	99.40
Pennsylvania	105	8,559,463.21	2.70	8.452	81,519	79.15	87.15	87.42
Tennessee	91	7,473,470.79	2.36	9.303	82,126	79.30	96.15	95.45
Arizona	66	7,315,070.32	2.31	8.274	110,834	81.25	84.81	95.31
New York	30	6,796,813.45	2.14	7.832	226,560	77.30	82.25	97.38
Virginia	54	6,224,794.39	1.96	8.095	115,274	81.00	98.02	98.99
Utah	37	6,099,608.27	1.92	8.668	164,854	80.91	77.94	99.00
Georgia	65	6,081,561.20	1.92	8.417	93,562	80.43	87.44	88.90
Oregon	39	5,866,118.39	1.85	7.903	150,413	82.21	84.60	95.76
Missouri	59	4,879,182.34	1.54	8.727	82,698	78.97	89.70	95.68
New Jersey	44	4,849,387.96	1.53	8.619	110,213	76.89	87.37	90.07
Nevada	38	4,819,036.48	1.52	8.643	126,817	81.61	80.04	93.03
Kentucky	67	4,756,064.76	1.50	8.462	70,986	81.04	87.72	93.17
Oklahoma	54	4,246,854.55	1.34	8.477	78,645	81.03	89.36	97.12
South Carolina	49	3,688,553.10	1.16	8.455	75,277	79.51	87.93	100.00
Massachusetts	17	2,778,779.89	0.88	8.286	163,458	82.28	63.68	94.88
West Virginia	26	1,838,917.12	0.58	8.154	70,728	80.97	100.00	100.00
Delaware	18	1,711,191.06	0.54	8.884	95,066	77.16	75.39	92.90
Connecticut	9	1,497,150.87	0.47	7.973	166,350	72.60	89.86	95.51
New Mexico	12	1,435,808.92	0.45	9.053	119,651	78.41	76.52	96.84
Wisconsin	12	945,433.20	0.30	9.456	78,786	73.44	100.00	94.22
Kansas	12	928,684.54	0.29	8.456	77,390	81.81	91.71	94.70
Idaho	12	885,264.34	0.28	9.156	73,772	77.12	89.44	100.00
Louisiana	8	807,891.29	0.25	8.490	100,986	76.57	77.40	100.00
Rhode Island	5	637,515.44	0.20	8.207	127,503	81.47	100.00	100.00
Minnesota	3	419,757.73	0.13	9.991	139,919	82.10	77.87	100.00
Iowa	3	398,875.06	0.13	7.220	132,958	86.79	100.00	100.00
Nebraska	3	309,274.65	0.10	8.982	103,092	82.78	100.00	78.04
Montana	3	257,765.96	0.08	8.623	85,922	75.50	69.11	100.00
Wyoming	1	250,065.80	0.08	8.380	250,066	70.03	100.00	100.00
Mississippi	2	126,531.00	0.04	10.722	63,266	80.64	100.00	100.00
Vermont	1	93,553.26	0.03	11.920	93,553	75.00	100.00	100.00
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Adjustable Rate Mortgage Loans

Distribution by Original Principal Balance

Distribution by Original Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
$10,000.01 - $20,000.00	1	$17,949.80	0.01%	8.400%	$17,950	40.91%	100.00%	0.00%
$20,000.01 - $30,000.00	21	559,916.44	0.18	10.180	26,663	58.57	91.24	85.24
$30,000.01 - $40,000.00	103	3,661,021.25	1.16	9.255	35,544	72.12	89.03	80.81
$40,000.01 - $50,000.00	174	7,881,989.91	2.49	8.953	45,299	74.97	88.60	85.00
$50,000.01 - $60,000.00	241	13,235,087.28	4.18	8.784	54,917	78.22	93.85	89.10
$60,000.01 - $70,000.00	271	17,679,878.06	5.58	8.691	65,239	79.10	93.00	91.90
$70,000.01 - $80,000.00	296	22,169,667.91	7.00	8.595	74,898	80.40	92.62	95.71
$80,000.01 - $90,000.00	235	19,969,713.48	6.30	8.485	84,978	79.81	94.55	95.38
$90,000.01 - $100,000.00	209	19,836,035.17	6.26	8.548	94,909	80.07	92.32	98.54
$100,000.01 - $120,000.00	289	31,574,371.82	9.96	8.422	109,254	80.19	91.29	94.46
$120,000.01 - $140,000.00	197	25,561,509.41	8.07	8.122	129,754	80.60	82.13	95.52
$140,000.01 - $160,000.00	159	23,779,212.76	7.50	8.172	149,555	81.27	84.81	96.19
$160,000.01 - $180,000.00	113	19,039,056.81	6.01	7.944	168,487	81.18	84.84	96.36
$180,000.01 - $200,000.00	94	17,775,482.12	5.61	8.044	189,101	80.73	88.25	97.81
$200,000.01 - $220,000.00	70	14,579,038.68	4.60	8.056	208,272	81.83	78.54	98.61
$220,000.01 - $240,000.00	47	10,349,097.40	3.27	7.777	220,194	81.93	84.28	93.24
$240,000.01 - $260,000.00	47	11,727,660.37	3.70	7.776	249,525	82.20	82.95	97.88
$260,000.01 - $280,000.00	33	8,878,077.13	2.80	7.406	269,033	82.45	81.59	100.00
$280,000.01 - $300,000.00	24	6,979,369.58	2.20	7.667	290,807	81.04	70.59	95.89
$300,000.01 - $320,000.00	28	8,666,039.82	2.73	7.470	309,501	83.15	78.50	100.00
$320,000.01 - $340,000.00	21	6,965,167.83	2.20	7.457	331,675	80.95	80.90	100.00
$340,000.01 - $360,000.00	14	4,885,731.27	1.54	7.556	348,981	82.66	71.14	100.00
$360,000.01 - $380,000.00	13	4,831,789.45	1.52	7.122	371,676	77.69	76.93	100.00
$380,000.01 - $400,000.00	18	7,090,867.43	2.24	7.704	393,937	76.86	66.40	100.00
$400,000.01 - $450,000.00	8	3,509,706.16	1.11	7.922	438,713	77.83	62.55	100.00
$450,000.01 - $500,000.00	3	1,475,143.35	0.47	7.827	491,714	82.10	66.70	100.00
$500,000.01 - $550,000.00	3	1,520,220.21	0.48	7.650	506,740	76.62	65.44	100.00
$550,000.01 - $600,000.00	1	579,545.71	0.18	8.100	579,546	79.99	100.00	100.00
$600,000.01 - $650,000.00	1	634,497.34	0.20	10.850	634,497	70.00	0.00	100.00
$700,000.01 - $750,000.00	2	1,455,306.33	0.46	8.373	727,653	57.57	100.00	100.00
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Adjustable Rate Mortgage Loans

Distribution by Current Principal Balance

Distribution by Current Principal Balance	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
$0.01 - $10,000.00	1	$2,228.89	0.00%	10.130%	$2,229	80.00%	100.00%	100.00%
$10,000.01 - $20,000.00	3	55,122.65	0.02	8.724	18,374	55.81	100.00	34.46
$20,000.01 - $30,000.00	21	559,916.44	0.18	10.180	26,663	58.57	91.24	85.24
$30,000.01 - $40,000.00	104	3,741,560.03	1.18	9.256	35,977	72.27	89.27	81.71
$40,000.01 - $50,000.00	173	7,864,097.43	2.48	8.967	45,457	75.02	87.94	84.33
$50,000.01 - $60,000.00	240	13,195,208.13	4.16	8.766	54,980	78.26	93.76	89.45
$60,000.01 - $70,000.00	277	18,100,293.54	5.71	8.710	65,344	79.03	93.49	91.70
$70,000.01 - $80,000.00	294	22,078,796.70	6.97	8.579	75,098	80.35	92.59	96.01
$80,000.01 - $90,000.00	235	20,025,828.83	6.32	8.471	85,216	80.01	94.56	95.40
$90,000.01 - $100,000.00	209	19,889,009.11	6.28	8.579	95,163	80.05	92.34	98.04
$100,000.01 - $120,000.00	288	31,539,595.26	9.95	8.409	109,512	80.12	91.28	94.39
$120,000.01 - $140,000.00	198	25,793,419.24	8.14	8.119	130,270	80.76	82.30	96.03
$140,000.01 - $160,000.00	158	23,698,233.34	7.48	8.221	149,989	81.10	84.76	96.18
$160,000.01 - $180,000.00	116	19,628,143.90	6.19	7.887	169,208	81.23	84.39	96.47
$180,000.01 - $200,000.00	91	17,288,437.52	5.46	8.057	189,983	80.67	88.94	97.75
$200,000.01 - $220,000.00	74	15,500,555.49	4.89	8.064	209,467	81.66	78.41	98.69
$220,000.01 - $240,000.00	42	9,665,252.61	3.05	7.682	230,125	81.98	85.42	92.77
$240,000.01 - $260,000.00	46	11,517,021.12	3.63	7.697	250,370	82.94	82.63	97.85
$260,000.01 - $280,000.00	32	8,671,757.78	2.74	7.508	270,992	81.80	81.16	100.00
$280,000.01 - $300,000.00	23	6,739,229.78	2.13	7.676	293,010	81.32	69.54	95.74
$300,000.01 - $320,000.00	28	8,685,493.46	2.74	7.426	310,196	82.80	78.54	100.00
$320,000.01 - $340,000.00	21	6,986,111.33	2.20	7.466	332,672	81.61	80.95	100.00
$340,000.01 - $360,000.00	13	4,545,761.72	1.43	7.598	349,674	82.12	68.98	100.00
$360,000.01 - $380,000.00	13	4,831,789.45	1.52	7.122	371,676	77.69	76.93	100.00
$380,000.01 - $400,000.00	18	7,090,867.43	2.24	7.704	393,937	76.86	66.40	100.00
$400,000.01 - $450,000.00	8	3,509,706.16	1.11	7.922	438,713	77.83	62.55	100.00
$450,000.01 - $500,000.00	4	1,945,416.92	0.61	7.900	486,354	81.11	74.75	100.00
$500,000.01 - $550,000.00	2	1,049,946.64	0.33	7.435	524,973	76.00	49.97	100.00
$550,000.01 - $600,000.00	1	579,545.71	0.18	8.100	579,546	79.99	100.00	100.00
$600,000.01 - $650,000.00	1	634,497.34	0.20	10.850	634,497	70.00	0.00	100.00
$700,000.01 - $750,000.00	2	1,455,306.33	0.46	8.373	727,653	57.57	100.00	100.00
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Adjustable Rate Mortgage Loans

Distribution by Current Mortgage Rates

Distribution by Current Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
5.001% - 5.500%	3	$705,241.45	0.22%	5.423%	$235,080	83.83%	100.00%	100.00%
5.501% - 6.000%	14	2,270,242.77	0.72	5.967	162,160	75.71	100.00	100.00
6.001% - 6.500%	82	12,754,680.57	4.03	6.391	155,545	81.49	90.77	100.00
6.501% - 7.000%	241	38,708,152.95	12.22	6.877	160,615	82.72	92.19	98.31
7.001% - 7.500%	323	45,090,511.58	14.23	7.353	139,599	82.11	84.50	97.66
7.501% - 8.000%	467	62,061,789.50	19.59	7.843	132,895	80.84	84.68	96.82
8.001% - 8.500%	458	52,276,690.72	16.50	8.330	114,141	79.86	82.46	94.68
8.501% - 9.000%	452	43,689,315.08	13.79	8.827	96,658	78.36	81.32	92.39
9.001% - 9.500%	236	20,385,683.77	6.43	9.309	86,380	78.32	88.69	93.79
9.501% - 10.000%	208	17,268,935.70	5.45	9.800	83,024	75.97	89.10	94.65
10.001% - 10.500%	114	9,488,732.46	2.99	10.283	83,234	79.08	85.79	92.58
10.501% - 11.000%	72	6,795,338.36	2.14	10.777	94,380	75.61	83.19	93.75
11.001% - 11.500%	30	2,251,650.10	0.71	11.278	75,055	78.82	88.19	95.29
11.501% - 12.000%	23	2,095,019.49	0.66	11.819	91,088	81.07	100.00	95.63
12.001% - 12.500%	4	239,762.63	0.08	12.313	59,941	76.19	100.00	100.00
12.501% - 13.000%	4	466,933.51	0.15	12.742	116,733	79.26	100.00	100.00
13.001% - 13.500%	3	254,790.88	0.08	13.266	84,930	72.99	64.20	100.00
13.501% - 14.000%	1	35,493.70	0.01	13.950	35,494	60.00	100.00	0.00
14.501% - 15.000%	1	29,185.06	0.01	14.550	29,185	65.00	100.00	100.00
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Adjustable Rate Mortgage Loans

Loans Distribution by Gross Margin

Loans Distribution by Gross Margin	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
2.501% - 3.000%	22	$3,345,079.61	1.06%	7.200%	$152,049	78.81%	100.00%	100.00%
3.001% - 3.500%	8	847,860.62	0.27	7.229	105,983	73.65	100.00	100.00
3.501% - 4.000%	6	774,537.82	0.24	8.342	129,090	76.89	90.96	100.00
4.001% - 4.500%	5	462,348.06	0.15	7.175	92,470	69.24	100.00	100.00
4.501% - 5.000%	13	1,042,867.38	0.33	8.444	80,221	79.63	87.20	95.63
5.001% - 5.500%	217	23,213,684.83	7.33	7.273	106,976	81.92	95.46	97.19
5.501% - 6.000%	361	40,689,156.03	12.84	7.949	112,712	80.58	74.80	91.24
6.001% - 6.500%	532	68,020,787.52	21.47	7.963	127,859	81.84	78.59	94.79
6.501% - 7.000%	842	97,176,292.18	30.67	8.307	115,411	80.20	88.19	97.40
7.001% - 7.500%	365	41,404,930.46	13.07	8.455	113,438	79.18	90.97	95.10
7.501% - 8.000%	261	29,166,353.79	9.20	8.778	111,748	77.18	90.97	97.69
8.001% - 8.500%	63	6,370,180.09	2.01	9.188	101,114	75.73	89.22	96.54
8.501% - 9.000%	25	2,851,275.65	0.90	9.639	114,051	75.96	84.10	98.36
9.001% - 9.500%	13	1,002,139.49	0.32	9.949	77,088	76.27	100.00	96.41
9.501% - 10.000%	1	212,348.46	0.07	11.000	212,348	85.00	100.00	100.00
10.501% - 11.000%	2	288,308.29	0.09	10.969	144,154	83.64	100.00	100.00
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Adjustable Rate Mortgage Loans

Distribution by Maximum Mortgage Rates

Distribution by Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
6.501 - 7.000	1	$223,537.23	0.07%	6.650%	$223,537	93.00%	100.00%	100.00%
7.501 - 8.000	1	135,901.01	0.04	7.750	135,901	86.26	100.00	100.00
9.501 - 10.000	1	56,082.61	0.02	7.990	56,083	85.15	100.00	100.00
10.001 - 10.500	2	348,602.97	0.11	6.678	174,301	84.76	100.00	100.00
10.501 - 11.000	7	1,074,681.92	0.34	6.872	153,526	87.10	100.00	100.00
11.001 - 11.500	14	2,230,735.59	0.70	7.207	159,338	79.79	94.13	100.00
11.501 - 12.000	30	3,758,910.19	1.19	6.760	125,297	77.14	91.90	100.00
12.001 - 12.500	100	14,621,078.90	4.61	6.606	146,211	81.34	88.27	100.00
12.501 - 13.000	244	37,977,935.35	11.99	6.936	155,647	82.27	92.35	98.42
13.001 - 13.500	324	44,422,434.80	14.02	7.392	137,106	81.58	83.58	97.43
13.501 - 14.000	455	61,019,484.78	19.26	7.869	134,109	81.34	85.83	96.22
14.001 - 14.500	454	50,893,396.57	16.06	8.344	112,100	79.88	80.73	94.35
14.501 - 15.000	418	41,073,287.17	12.96	8.834	98,261	78.38	82.52	93.44
15.001 - 15.500	222	19,548,144.79	6.17	9.333	88,055	78.07	86.82	93.82
15.501 - 16.000	184	15,722,092.70	4.96	9.766	85,446	75.55	87.46	93.68
16.001 - 16.500	93	8,211,029.76	2.59	10.128	88,291	79.46	87.65	93.59
16.501 - 17.000	70	5,194,963.69	1.64	10.433	74,214	77.12	90.23	92.59
17.001 - 17.500	44	3,276,618.74	1.03	10.650	74,469	78.03	96.45	93.70
17.501 - 18.000	47	5,062,252.04	1.60	10.898	107,707	77.76	86.28	95.23
18.001 - 18.500	9	659,561.59	0.21	11.248	73,285	78.44	83.93	83.93
18.501 - 19.000	7	729,987.96	0.23	11.515	104,284	82.62	100.00	100.00
19.001 - 19.500	3	149,134.35	0.05	12.800	49,711	73.59	38.84	81.16
19.501 - 20.000	2	250,038.96	0.08	12.786	125,019	78.62	100.00	100.00
20.001 - 20.500	2	163,577.85	0.05	13.258	81,789	69.08	100.00	100.00
20.501 - 21.000	2	64,678.76	0.02	14.221	32,339	62.26	100.00	45.12
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

Adjustable Rate Mortgage Loans

Distribution by Months to Rate Next Reset

Distribution by Months to Rate Next Reset	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
1 - 6	217	$21,640,734.82	6.83%	9.646%	$99,727	78.35%	89.71%	95.71%
7 - 12	82	6,757,816.81	2.13	9.947	82,412	78.82	93.60	94.39
13 - 18	221	22,259,329.18	7.02	8.620	100,721	80.12	89.28	96.30
19 - 24	1,268	139,348,373.14	43.98	8.049	109,896	80.00	85.44	95.01
25 - 30	103	14,190,197.96	4.48	8.153	137,769	78.88	84.14	96.64
31 - 36	845	112,671,698.37	35.56	7.921	133,339	80.85	84.49	96.65
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Adjustable Rate Mortgage Loans

Distribution by Month of Next Reset Date

Distribution by Month of Next Reset Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
2002 Jun	17	$1,397,813.73	0.44%	8.870%	$82,224	70.93%	100.00%	100.00%
2002 Jul	37	3,459,093.12	1.09	9.535	93,489	78.56	93.71	100.00
2002 Aug	53	4,568,279.55	1.44	10.410	86,194	79.47	93.20	94.27
2002 Sep	57	6,032,360.44	1.90	10.178	105,831	79.33	76.53	93.55
2002 Oct	37	4,698,252.31	1.48	8.958	126,980	77.38	93.99	94.11
2002 Nov	16	1,484,935.67	0.47	8.299	92,808	80.58	100.00	100.00
2002Dec	7	744,143.34	0.23	10.576	106,306	77.87	76.15	100.00
2003 Jan	12	1,061,229.06	0.33	10.540	88,436	81.88	100.00	96.92
2003 Feb	21	1,272,106.08	0.40	10.464	60,576	78.37	94.66	86.04
2003 Mar	15	1,287,124.85	0.41	10.121	85,808	80.70	100.00	100.00
2003 Apr	14	1,303,670.95	0.41	8.955	93,119	79.88	94.42	95.81
2003 May	13	1,089,542.53	0.34	9.316	83,811	73.50	89.50	89.50
2003 Jun	24	1,822,672.59	0.58	9.604	75,945	78.56	96.35	93.35
2003 Jul	15	1,053,683.09	0.33	9.370	70,246	79.70	95.26	91.50
2003 Aug	13	1,385,419.40	0.44	8.745	106,571	81.81	100.00	100.00
2003 Sep	40	3,433,555.28	1.08	9.138	85,839	79.96	98.66	97.09
2003 Oct	20	2,720,506.13	0.86	8.915	136,025	76.20	62.32	93.59
2003 Nov	109	11,843,492.69	3.74	8.169	108,656	81.15	89.88	97.13
2003Dec	103	14,194,833.32	4.48	7.083	137,814	81.79	89.09	96.73
2004 Jan	106	12,365,153.55	3.90	7.920	116,652	81.88	89.50	97.25
2004 Feb	140	14,345,612.72	4.53	7.966	102,469	82.48	88.08	91.52
2004 Mar	441	47,688,518.52	15.05	8.131	108,137	78.65	85.70	96.43
2004 Apr	470	50,173,805.59	15.83	8.284	106,753	79.57	82.24	93.55
2004 May	8	580,449.44	0.18	9.371	72,556	82.54	100.00	100.00
2004 Jun	7	1,950,952.09	0.62	8.743	278,707	62.41	63.28	92.67
2004 Jul	6	1,031,560.94	0.33	8.490	171,927	82.25	97.44	100.00
2004 Aug	3	320,098.03	0.10	8.714	106,699	79.20	57.55	100.00
2004 Sep	6	437,867.66	0.14	8.920	72,978	79.50	58.96	100.00
2004 Oct	5	856,575.09	0.27	8.704	171,315	76.34	37.86	100.00
2004 Nov	76	9,593,144.15	3.03	7.893	126,226	82.05	93.12	96.52
2004Dec	82	15,093,323.86	4.76	7.100	184,065	81.54	91.39	98.62
2005 Jan	65	9,602,304.37	3.03	7.706	147,728	82.44	85.28	98.92
2005 Feb	87	12,631,134.42	3.99	7.888	145,185	82.61	78.64	97.82
2005 Mar	329	42,735,522.13	13.49	7.937	129,895	80.19	82.48	95.32
2005 Apr	271	29,856,672.34	9.42	8.389	110,172	79.91	86.68	96.02
2005 May	11	2,752,741.25	0.87	8.001	250,249	83.98	78.11	100.00
Total	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Adjustable Rate Mortgage Loans

Distribution by Remaining Months to Stated Maturity

Distribution by Remaining Months to Stated Maturity	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
13 - 24	1	$92,997.35	0.03%	8.500%	$92,997	90.05%	100.00%	100.00%
25 - 36	1	121,616.04	0.04	9.880	121,616	90.05	100.00	100.00
109 - 120	3	264,912.75	0.08	8.971	88,304	78.77	24.44	100.00
133 - 144	1	20,855.92	0.01	9.900	20,856	56.41	100.00	100.00
169 - 180	18	1,319,860.41	0.42	7.759	73,326	75.87	71.85	82.32
205 - 216	1	2,228.89	0.00	10.130	2,229	80.00	100.00	100.00
217 - 228	1	260,268.27	0.08	8.000	260,268	75.00	100.00	100.00
229 - 240	9	872,164.26	0.28	7.733	96,907	79.06	84.99	100.00
241 - 252	1	157,896.32	0.05	10.380	157,896	80.00	100.00	100.00
253 - 264	8	1,481,532.64	0.47	7.041	185,192	73.97	100.00	100.00
265 - 276	21	2,205,411.47	0.70	7.872	105,020	76.68	96.83	100.00
277 - 288	25	1,917,497.80	0.61	8.979	76,700	73.80	100.00	96.54
289 - 300	14	1,269,271.15	0.40	10.137	90,662	71.87	100.00	97.03
301 - 312	39	3,762,486.92	1.19	10.140	96,474	81.40	77.40	89.99
313 - 324	8	719,909.80	0.23	10.173	89,989	82.07	88.88	100.00
325 - 336	34	2,900,080.56	0.92	10.187	85,296	77.17	97.92	91.39
337 - 348	94	9,300,680.35	2.94	10.379	98,943	80.13	85.56	95.14
349 - 360	2,457	290,198,479.38	91.58	8.073	118,111	80.28	85.54	95.89
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Adjustable Rate Mortgage Loans

Distribution by Months of Seasoning

Distribution by Months of Seasoning	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
1 – 6	2,048	$243,631,726.62	76.89%	8.013%	$118,961	80.35%	84.76%	95.65%
7 – 12	368	42,713,481.10	13.48	8.147	116,069	79.99	87.96	97.29
13 – 18	92	7,679,350.82	2.42	10.014	83,471	79.34	94.82	93.91
19 – 24	46	4,622,005.77	1.46	10.596	100,478	82.51	84.67	93.52
25 – 30	45	4,498,587.45	1.42	10.469	99,969	74.75	85.90	91.79
31 – 36	9	718,321.95	0.23	9.489	79,814	79.81	100.00	100.00
37 – 42	3	181,457.15	0.06	9.136	60,486	76.16	66.83	100.00
43 – 48	3	490,360.76	0.15	9.566	163,454	81.00	100.00	100.00
49 – 54	1	2,228.89	0.00	10.130	2,229	80.00	100.00	100.00
55 – 60	40	3,787,282.47	1.20	10.101	94,682	81.44	81.18	90.05
61 – 66	7	713,253.40	0.23	10.084	101,893	82.80	69.49	100.00
67 – 72	3	268,992.82	0.08	10.123	89,664	72.54	100.00	100.00
73 – 78	20	1,368,675.27	0.43	9.679	68,434	72.32	100.00	95.15
79 – 84	17	1,448,318.23	0.46	10.196	85,195	71.09	100.00	100.00
85 – 90	7	744,137.25	0.23	8.297	106,305	79.18	90.59	100.00
91 – 96	11	2,003,711.93	0.63	7.247	182,156	78.28	100.00	100.00
97 – 102	14	1,602,376.09	0.51	7.327	114,455	73.48	100.00	100.00
121 - 126	2	393,882.31	0.12	6.710	196,941	85.32	100.00	100.00
Total	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Adjustable Rate Mortgage Loans

Distribution by Original Loan-to-Value Ratio

Distribution by Original Loan-to-Value Ratio	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
<= 0.00	7	$414,783.39	0.13%	9.894%	$59,255	0.00%	100.00%	100.00%
10.01 - 15.00	1	21,987.73	0.01	8.900	21,988	14.67	100.00	100.00
15.01 - 20.00	1	105,964.51	0.03	7.870	105,965	17.08	0.00	100.00
20.01 - 25.00	5	276,508.35	0.09	8.008	55,302	23.56	90.45	86.45
25.01 - 30.00	4	217,969.67	0.07	9.519	54,492	27.84	80.27	100.00
30.01 - 35.00	10	917,422.83	0.29	8.542	91,742	32.67	91.52	100.00
35.01 - 40.00	3	198,013.93	0.06	8.089	66,005	38.19	15.14	100.00
40.01 - 45.00	12	1,478,971.54	0.47	8.946	123,248	44.04	68.49	93.06
45.01 - 50.00	23	2,134,804.97	0.67	8.246	92,818	48.33	98.48	97.48
50.01 - 55.00	24	1,848,272.82	0.58	8.902	77,011	53.26	46.46	100.00
55.01 - 60.00	40	3,745,246.35	1.18	8.606	93,631	58.27	53.50	91.94
60.01 - 65.00	57	5,637,893.05	1.78	8.447	98,910	63.17	78.05	93.73
65.01 - 70.00	134	15,390,693.08	4.86	8.747	114,856	68.60	74.64	95.84
70.01 - 75.00	301	32,525,601.14	10.26	8.681	108,058	73.84	80.04	95.59
75.01 - 80.00	777	87,128,653.00	27.50	8.266	112,135	79.11	81.73	93.58
80.01 - 85.00	695	79,358,783.12	25.04	8.155	114,185	83.01	86.76	95.32
85.01 - 90.00	536	68,984,746.20	21.77	7.813	128,703	87.09	95.14	98.40
90.01 - 95.00	98	15,256,251.95	4.81	7.632	155,676	91.45	100.00	100.00
95.01 - 100.00	8	1,225,582.65	0.39	9.634	153,198	99.54	100.00	100.00
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Adjustable Rate Mortgage Loans

Distribution by Borrower FICO Score(1)

Distribution by Borrower Credit Grade Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
Not Available	30	$2,637,924.73	0.83%	9.162%	$87,931	72.89%	92.88%	100.00%
451 - 500	19	1,878,767.90	0.59	10.650	98,883	80.69	92.12	100.00
501 - 550	326	31,669,030.49	9.99	9.266	97,144	75.09	90.92	97.61
551 - 600	1,186	131,393,993.45	41.47	8.32	110,788	79.56	89.47	97.59
601 - 650	784	94,627,053.00	29.86	7.928	120,698	81.41	83.14	94.32
651 - 700	270	37,938,797.34	11.97	7.671	140,514	83.10	78.02	93.08
701 - 750	90	12,193,561.89	3.85	7.536	135,484	81.58	76.58	90.38
751 - 800	28	4,172,713.98	1.32	7.422	149,025	79.77	83.85	96.04
801 - 850	3	356,307.50	0.11	7.707	118,769	85.24	45.67	79.98
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

(1)  Generally, FICO scores are determined at the time of origination of the related mortgage loan; except that, in the case of mortgage loans from institutional bulk portfolios, FICO scores are determined at the time of origination or, if such score were unavailable or issued more than three months prior to the acquisition of the mortgage loan by The CIT Group/Consumer Finance, Inc. (or one of its affiliates), at the time of acquisition.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Adjustable Rate Mortgage Loans

Distribution by Property Type

Distribution by Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
Single Family Residence	1,996	$239,045,712.45	75.44%	8.149%	$119,762	80.02%	85.73%	96.90%
Manufactured Housing	412	32,032,589.87	10.11	8.793	77,749	81.49	95.05	97.23
PUD	125	21,467,857.25	6.78	8.012	171,743	80.01	76.86	94.16
2-4 Family	118	14,804,348.38	4.67	8.133	125,461	78.14	81.82	76.84
Condo	85	9,517,642.33	3.00	7.934	111,972	81.59	82.16	96.12
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

Adjustable Rate Mortgage Loans

Distribution by Loan Purpose

Distribution by Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
Refinance and/or Cashout	1,890	$221,434,565.20	69.88%	8.171%	$117,161	80.44%	85.88%	96.02%
Purchase	446	49,630,323.07	15.66	8.424	111,279	80.95	88.95	94.01
Home Improvement	348	40,695,803.78	12.84	8.056	116,942	78.23	80.39	96.70
Debt Consolidation	46	3,944,798.10	1.24	8.446	85,756	75.37	91.63	95.71
Other	6	1,162,660.13	0.37	7.773	193,777	66.56	100.00	95.39
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

Adjustable Rate Mortgage Loans

Distribution by Occupancy Status

Distribution by Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
Owner Occupied	2,568	$303,527,245.42	95.79%	8.176%	$118,196	80.22%	86.57%	100.00%
Non-Owner Occupied	168	13,340,904.86	4.21	8.683	79,410	77.87	67.79	0.00
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY

CIT HOME EQUITY LOAN TRUST 2002-2
HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-2
$980,000,000 (APPROXIMATE)

Adjustable Rate Mortgage Loans

Distribution by Borrower Income Documentation Type

Distribution by Borrower Income Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
Full	2,434	$271,806,340.29	85.78%	8.184%	$111,671	80.81%	100.00%	96.67%
Niv/Stated	285	42,227,137.55	13.33	8.249	148,165	75.86	0.00	90.02
Lite	17	2,834,672.44	0.89	8.775	166,745	78.01	0.00	97.10
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

Adjustable Rate Mortgage Loans

Distribution by Product Type

Distribution by Product Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
2/28 ARM - LIBOR	1,708	$181,655,733.20	57.33%	8.358%	$106,356	79.83%	86.19%	95.18%
3/27 ARM - LIBOR	980	129,432,168.03	40.85	7.987	132,074	80.65	84.76	96.45
12 Month CMT	18	2,880,781.36	0.91	7.394	160,043	78.71	100.00	100.00
6 Month LIBOR	21	2,217,054.41	0.70	8.184	105,574	76.54	96.84	100.00
1/29 ARM - LIBOR	5	329,572.35	0.10	8.050	65,914	78.62	100.00	100.00
2/28 ARM - CMT	1	177,514.39	0.06	9.730	177,514	64.87	0.00	100.00
3/27 ARM - CMT	3	175,326.54	0.06	9.469	58,442	84.98	100.00	100.00
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

Note: 6 Month Libor category contains 0.00% of 1 Year CMT loans.

Adjustable Rate Mortgage Loans

Distribution by Index Type

Distribution by Index Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Mortgage Pool by Aggregate Principal Balance of Mortgage Loans	Weighted Average Coupon	Average Principal Balance Outstanding	Weighted Average Original Loan-to-Value Ratio	Percent of Full Documentation Mortgage Loans by Aggregate Principal Balance	Percent of Owner- Occupied Mortgage Loans by Aggregate Principal Balance
Libor - 6 Month	2,714	$313,634,527.99	98.98%	8.204%	$115,562	80.14%	85.69%	95.75%
Treasury - 1 Year	22	3,233,622.29	1.02	7.635	146,983	78.29	94.51	100.00
Total:	2,736	$316,868,150.28	100.00%	8.198%	$115,814	80.12%	85.78%	95.79%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus.  Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.  The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.  The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston or Salomon Smith Barney.  All information described above is preliminary, limited in nature and subject to completion or amendment.  Credit Suisse First Boston and Salomon Smith Barney make no representations that the above referenced security will actually perform as described in any scenario presented.

SALOMONSMITHBARNEY